UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6431 Oakton Street Morton Grove, Illinois	60053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq Global Market
Preferred Stock Purchase Rights	None	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2025, Lifeway Foods, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2025. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

On September 30, 2025, the Company, entered into a Cooperation Agreement (the “Cooperation Agreement”) with Danone North America PBC, a Delaware public benefit corporation (“Danone”). Pursuant to the Cooperation Agreement, the Company filed a “shelf” registration statement of Form S-3 with the United States Securities and Exchange Commission (the “SEC”) on October 29, 2025, covering all shares of Company common stock beneficially owned by Danone and its affiliates. Under the Cooperation Agreement, the Company agreed to publicly disclose all information that was provided to Danone or its affiliates during the due diligence process relating to a potential transaction between Danone and the Company during the period between August 1, 2025 and September 17, 2025 that constitutes material nonpublic information, and in accordance with such obligation the Company is disclosing certain financial projections that were provided to Danone during such due diligence process.

Background

Although the Company has from time to time provided limited financial guidance to investors, the Company does not, as a matter of course, otherwise publicly disclose internal projections as to future performance, earnings or other results due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of underlying assumptions and estimates.

In connection with the exploration of a potential transaction with Danone, management prepared five-year financial projections at the direction of the Company’s board of directors (the “Board”). These projections were provided to Danone in August 2025 and are referred to in this Current Report on Form 8-K (this “report”) as the “Financial Projections.”

The Financial Projections were not intended for public disclosure. Nonetheless, a summary of the Financial Projections is included below to provide the Company’s stockholders with access to information that was made available to Danone in August 2025.

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Summary of Financial Projections

The following is a summary of the Financial Projections, with dollars in millions:

	2025E	2026E	2027E	2028E	2029E
Net Sales	$212	$252	$300	$353	$416
Gross Profit	$56	$65	$79	$100	$123
Marketing Expenses	$(10)	$(12)	$(13)	$(15)	$(17)
Operating Income	$18	$23	$33	$50	$69
Adjusted EBITDA*(1)	$29	$33	$46	$63	$83
Capital Expenditures(2)	$(26)	$(18)	$(12)	$(4)	$(3)
Free Cash Flow*(3)	$2	$12	$31	$56	$76

(1)	Adjusted EBITDA represents Operating Income, as reported, plus Depreciation and Amortization, plus Stock-Based Compensation, plus certain non-recurring expenses.
(2)	Capital Expenditures include amounts required for the previously announced expansion of the Company’s Waukesha facility.
(3)	Free Cash Flow represents Adjusted EBITDA less capital expenditures and change in working capital.
*	Non-GAAP financial measure. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures where the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors and the Company is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company’s control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Important Information Regarding the Financial Projections

The inclusion of the Financial Projections in this report does not constitute an admission or representation by the Company or any other person that the information is material. Moreover, the inclusion of the Financial Projections in this report should not be regarded as an indication that the Company or the Board or any other recipient of this information previously considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and the Financial Projections should not be relied on as such.

The Financial Projections are unaudited and were not prepared with a view toward public disclosure or compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or United States generally accepted accounting principles (“GAAP”) or the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures. Neither Grant Thornton LLP, the Company’s independent registered public accounting firm (“GT”), nor any other accounting firm, has compiled, examined or performed any procedures with respect to the Financial Projections, nor has GT expressed any opinion or any other form of assurance with respect to the Financial Projections or their achievability.

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The Financial Statements refer to Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Please see the tables above for a description of how the Company defines Adjusted EBITDA and Free Cash Flow for purposes of the Financial Projections. Non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow, have limitations as analytical tools, and you should not consider any non-GAAP financial measure in isolation from or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Some of these limitations include the omission of certain material costs, such as depreciation and amortization, necessary to operate the Company’s business. Other companies, including companies in the Company’s industry, may calculate similarly titled non-GAAP financial measures differently, which reduces their usefulness as a comparative measure. You should consider the Company’s non-GAAP financial measures alongside other financial performance measures, including cash flow from operations, net income and the Company’s other GAAP results.

The Financial Projections and the underlying assumptions upon which the Financial Projections were based are subjective in many respects and subject to multiple interpretations and frequent revisions attributable to the dynamics of the Company’s industry and are based on actual experience and business developments. Although presented with numerical specificity, the Financial Projections are forward-looking statements and reflect various estimates and assumptions, all of which are difficult to predict and subject to significant risks and uncertainties, many of which are beyond the Company’s control, including, among others, those described in the section below entitled “Forward-Looking Statements,” which could cause the Financial Projections or the underlying assumptions to be inaccurate and for actual results to differ materially from the Financial Projections. Accordingly, there can be no assurance that the projected results contemplated by the Financial Projections will be realized or that actual results will not differ materially from the results contemplated by the Financial Projections, and the Financial Projections cannot be considered a guarantee of future operating results and should not be relied upon as such. The Financial Projections also cover multiple fiscal years, and such information by its nature becomes less reliable with each successive year.

Some or all of the assumptions that have been made in connection with the preparation of the Financial Projections may have changed since the dates on which the Financial Projections were prepared. Neither the Company nor any of its affiliates nor any of their respective officers, directors, advisors or other representatives has made or makes any representation to any stockholder of the Company or any other person or entity regarding the Financial Projections or the Company’s ultimate performance compared to the information contained in the Financial Projections or that the Financial Projections will be achieved. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results contemplated by the Financial Projections will be achieved. The Financial Projections have not been updated or revised to reflect information or results after the dates on which the Financial Projections were prepared or as of the date of this report, including the impact of exploring a potential transaction with Danone, the execution of the Cooperation Agreement or the effect of any business or strategic decisions or actions that may have been taken if the Company had not engaged with Danone with respect to a potential transaction, but that were instead altered, accelerated, postponed or not taken.

Except as required by applicable law, neither the Company or any of its affiliates nor any other person intends to, and each of them disclaims any obligation to, update, revise or correct the Financial Projections to reflect circumstances existing or events occurring after the dates on which the Financial Projections were prepared or to reflect the existence of future circumstances or the occurrence of future events, even in the event that any or all of the assumptions underlying the Financial Projections are or become wrong or no longer appropriate. These considerations should be taken into account in reviewing the Financial Projections, which were prepared as of earlier dates.

For the foregoing reasons, and considering that this report is being filed several months after the Financial Projections were prepared, as well as the uncertainties inherent in any forecasting information, stockholders and other persons are cautioned not to place unwarranted reliance on the Financial Projections. The Financial Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. The Company urges all of its stockholders to review its most recent SEC filings for a description of its reported financial results.

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Forward-Looking Statements

This report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, unaudited estimated Net Sales, Gross Profit, Marketing Expenses, Operating Income, Adjusted EBITDA, Capital Expenditures and Free Cash Flow. These statements use words, and variations of words, such as “anticipate,” “plan,” “project,” “estimate,” “potential,” “forecast,” “will,” “continue,” “future,” “increase,” “believe,” “outlook,” “expect” and “predict.” You are cautioned not to rely on these forward-looking statements. These forward-looking statements are made as of the dates on which the Financial Projections were prepared or as of the date of this report, are based on expectations of future events as of such dates or date and are inherently subject to a number of risks and uncertainties, many of which involve factors or circumstances beyond the Company’s control. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, in each case after the dates on which the Financial Projections were prepared or the date of this report, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties and other factors include: price competition; the decisions of customers or consumers; the actions of competitors; changes in the pricing of commodities; the effects of government regulation; possible delays in the introduction of new products; and customer acceptance of products and services. A further list and description of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, which is available online at https://www.sec.gov or http://lifewaykefir.com/investor-relations/ or on request from the Company. The Company expressly disclaims any obligation to update any forward-looking statements (including, without limitation, to reflect changed assumptions, the occurrence of anticipated or unanticipated events or new information), except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: November 12, 2025	By:	/s/ Julie Smolyansky
		Name:	Julie Smolyansky
		Title:	Chief Executive Officer and Secretary

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